UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2024
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, Suite 1020 New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Collaboration Agreement

On April 9, 2024, Rallybio Corporation (the “Company”), through its subsidiary Rallybio IPA, LLC, entered into a collaboration agreement (the “Collaboration Agreement”) with Johnson & Johnson, through its wholly-owned subsidiary, Momenta Pharmaceuticals, Inc. (“J&J”), pursuant to which the Company and J&J will advance therapeutic solutions for pregnant individuals at risk of fetal and neonatal alloimmune thrombocytopenia (“FNAIT”). Under the Collaboration Agreement, the Company will share certain aggregated, anonymized data with J&J, collected from the Company’s FNAIT natural history study and the Company’s planned Phase 2 FNAIT clinical trial that will be restricted to collection of certain natural history data in support of the FNAIT natural history study. The Company also agreed to disseminate information to its FNAIT study sites related to J&J’s and its affiliates’ research and development of complementary therapeutic approaches aimed at reducing the risk of FNAIT.

Under the terms of the Collaboration Agreement, J&J will provide an upfront payment to the Company of $0.5 million. The Company is also eligible to receive additional payments of up to an aggregate of $3.7 million, based upon certain triggers relating to the FNAIT studies and the Company’s activities under the Collaboration Agreement.

The Collaboration Agreement expires on April 9, 2026. The Company may terminate the Collaboration Agreement upon J&J’s material breach, the Company’s decision to discontinue an FNAIT study, or during a certain part of the term if the Company determines for any reason that termination of the Collaboration Agreement is in the best interests of the Company. J&J may terminate the Collaboration Agreement upon the Company’s material, uncured breach, upon the Company’s decision to discontinue an FNAIT study, documented failure of the Company to conduct its FNAIT studies in accordance with applicable law and J&J’s decision to discontinue its FNAIT studies.

Private Placement

On April 10, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Johnson & Johnson Innovation – JJDC, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Company sold to the Purchaser, in an unregistered offering (the “Offering”), shares of common stock, par value $0.0001 per share (the “Common Stock”). The closing of the Offering (the “Closing”) occurred on April 10, 2024.

Pursuant to the Purchase Agreement, the Company agreed to sell 3,636,363 shares of Common Stock (the “Shares”) to the Purchaser for aggregate gross proceeds to the Company of approximately $6.6 million, before deducting estimated offering expenses payable by the Company.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser pursuant to which the Company agreed, among other things, to file with the Securities and Exchange Commission a registration statement covering the resale of the Shares within 120 days following the Closing, and to use commercially reasonable efforts to cause such registration statement to become effective on or prior to 30 calendar days after the filing of the registration statement.

Further, the Company and the Purchaser entered into a lock-up agreement, pursuant to which the Purchaser agreed not to effect any sale or other transfer of the Company’s Common Stock for 180 days following the Closing, subject to certain customary exceptions.

The foregoing summaries of the Collaboration Agreement, the Offering, the securities to be issued in connection with the Offering and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Shares set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Company issued the Shares in reliance on the exemption from registration provided for under Rule 506(c) of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Purchaser’s investment intent. The offer and sale of the Shares have not been registered under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On April 10, 2024, the Company issued a press release announcing the Collaboration Agreement and the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on April 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	April 10, 2024	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer